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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                       FORM 8-K

                [X] CURRENT PERIOD PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 28, 1999

Commission File No. 0-25020


                                HERITAGE OAKS BANCORP
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                  (Exact name of registrant as specified in charter)


                                 STATE OF CALIFORNIA
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            (State or other jurisdiction of incorporation or organization)


                                      77-0388249
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                        (I.R.S. Employer Identification Code)


                       545 12TH STREET, PASO ROBLES, CA  93446
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                            (Address of principal office)


                                    (805) 239-5200
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                 (Registrant's telephone number, including area code)

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ITEM 5: OTHER EVENT

On January 28, 1999, the Board of Director's of Heritage Oaks Bancorp declared a 4% stock dividend with cash out for fractional shares.

The record date for such dividend is February 15, 1999 with a payable date of February 26, 1999.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


HERITAGE OAKS BANCORP

DATE:  February 25, 1999



                                    /s/ Lawrence P. Ward
                                    ------------------------------
                                    Lawrence P. Ward
                                    President
                                    Chief Executive Officer



                                    /s/ Gwen Pelfrey
                                    ------------------------------
                                    Gwen Pelfrey
                                    Executive Officer
                                    Chief Administrative Officer